SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2011

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01 REGULATION FD DISCLOSURE
On July 12, 2011 we issued a news release highlighting ProAssurance’s recognition as a member of the Ward’s 50 for 2011. This marks the fifth straight year ProAssurance has been included on the list, which selects the top performing property/casualty insurance companies in the US from a potential list of 3,000 candidates. We are providing a copy of the release as an exhibit in this Current Report on Form 8K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News Release issued on July 12, 2011, announcing ProAssurance’s section as a member of thew Ward’s 50 for 2011.
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2011
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President